UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2018

Deltic Timber Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-12147 (Commission File Number)	71-0795870 (IRS Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas (Address of Principal Executive Offices)	71730 (Zip Code)

(Registrant’s telephone number, including area code: (870) 881-9400

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On January 16, 2018, Deltic Timber Corporation (“Deltic”) was notified by the record keeper for the Thrift Plan of Deltic (the “Thrift Plan”) that the record keeper anticipates the need to institute a blackout period (the “Blackout Period”) in excess of three business days with respect to the ability of Thrift Plan participants to move their Thrift Plan accounts into or out of the Deltic common stock investment option (the “Deltic Stock Fund”) under the Thrift Plan. The Blackout Period will be implemented in connection with the changes to the Thrift Plan described below in relation to the anticipated closing of Deltic’s previously announced merger with Potlatch Corporation (“Potlatch”).

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among Deltic, Potlatch and Portland Merger LLC (“Merger Sub”), subject to shareholder approval and certain other conditions, Deltic is expected to be merged with and into Merger Sub (the “Merger”). The Blackout Period is expected to begin at 11:00 a.m. Central Time on February 16, 2018 and is scheduled to end seven business days following the closing of the Merger, subject to a possible early termination described below. Since Deltic does not yet know the exact closing date of the Merger, it is unable to determine the exact dates for the Blackout Period.

During the Blackout Period, subject to completion of the Merger, the Deltic Stock Fund will be modified to become a fund that holds the Potlatch common stock that the Thrift Plan will receive in respect of its Deltic common stock in the Merger and the fund will thereafter be continued as an investment option under the Thrift Plan enabling participants to continue to invest their Thrift Plan accounts in Potlatch common stock. Accordingly, the Blackout Period will apply both during the period prior to the Merger that the Thrift Plan holds Deltic common stock and for a period following the Merger during which the Thrift Plan is awaiting receipt of, and being adapted to facilitate investment in, Potlatch common stock. If the record keeper of the Thrift Plan is able to complete the foregoing Thrift Plan adaptation before the currently anticipated end date, the Blackout Period might be terminated prior to such date.

On January 18, 2018, Deltic mailed a notice to participants in the Thrift Plan informing them of the Blackout Period pursuant to the requirements applicable under the Employee Retirement Income Security Act of 1974, as amended. On January 19, 2018, Deltic sent a separate notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and certain trading prohibitions that they will be subject to during the Blackout Period, in accordance with the applicable requirements of Securities Exchange Act of 1934, as amended. The Notice also informed Deltic’s directors and executive officers that the Blackout Period restrictions are separate from, and in addition to, any other restrictions on trading Deltic equity securities currently applicable to them.

A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving Potlatch and Deltic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger, Potlatch and Deltic have filed relevant materials with the Securities and Exchange Commission (“SEC”), including a Potlatch registration statement on Form S-4 (Reg. No. 333-221942), which the SEC has declared effective, that includes a joint proxy statement of Potlatch and Deltic and also constitutes a prospectus of Potlatch, which was first mailed to Potlatch and Deltic stockholders on January 19, 2018. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF POTLATCH AND DELTIC ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about Potlatch and Deltic are available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Potlatch’s website at http://www.Potlatchcorp.com under the Investor Resources tab (in the case of documents filed by Potlatch) and on Deltic’s website at https://www.Deltic.com under the Investor Relations tab (in the case of documents filed by Deltic).

Potlatch and Deltic, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Deltic and Potlatch in respect of the proposed merger transaction. Certain information about the directors and executive officers of Potlatch is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 17, 2017, its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which was filed with the SEC on October 24, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 3, 2017 and its Current Reports on Form 8-K, which were filed on May 1, 2017, May 4, 2017, October 23, 2017 and December 7, 2017. Certain Information about the directors and executive officers of Deltic is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 7, 2017, its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which was filed with the SEC on November 2, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 20, 2017, its supplement to the proxy statement for its 2017 annual meeting of the stockholders, which was filed with the SEC on March 30, 2017 and its Current Reports on Form 8-K, which were filed with the SEC on February 27, 2017, March 8, 2017, May 2, 2017, September 1, 2017, September 5, 2017, October 23, 2017, November 11, 2017 and December 21, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers dated January 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Deltic Timber Corporation

Date:	January 22, 2018	By:	/s/ Jim F. Andrews, Jr.
			Name:	Jim F. Andrews, Jr.
			Title:	Secretary